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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 9, 2000 and April 11, 2000, in the Registration Statement (Form S-1) and related Prospectus of Airspan Networks Inc for the registration of shares of its common stock.

                                          /s/ Ernst & Young
                                          Ernst & Young

London, England
April 11, 2000